UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act
of 1934

Date of Report (Date of earliest event reported):

July 19, 2012

Modine Manufacturing Company
Exact name of registrant as specified in its charter

Wisconsin	1-1373	39-0482000
State or other jurisdiction of incorporation	Commission File Number	I.R.S. Employer Identification Number

1500 DeKoven Avenue, Racine, Wisconsin	53403
Address of principal executive offices	Zip Code

Registrant’s telephone number, including area code:	(262) 636-1200

Check the appropriate below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐	Written communications pursuant to Rule 425 under the Securities Act
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.07	Submission of Matters to a Vote of Security Holders

Election of Directors

On July 19, 2012, the shareholders of Modine Manufacturing Company voted to elect Suresh V. Garimella and Christopher W. Patterson to serve as directors until the 2015 Annual Meeting of Shareholders and until their successors are duly elected and qualified.  The results of the vote were as follows:

Director	For	Against	Abstain	Broker Non-Votes
Suresh V. Garimella	37,052,765	522,724	235,266	6,092,276
Christopher W. Patterson	29,116,116	8,454,275	240,364	6,092,276

Approval of Advisory Vote on Executive Compensation (Say on Pay)

The shareholders approved the advisory vote on executive compensation.  The results of the vote were as follows:

For	Against	Abstain	Broker Non-Votes
31,607,775	1,889,669	4,313,311	6,092,276

Ratification of Independent Registered Public Accounting Firm

The shareholders ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm.  The results of the vote were as follows:

For	Against	Abstain
42,102,648	1,611,568	188,815

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Modine Manufacturing Company

By: /s/ Thomas A. Burke
Thomas A. Burke
President and Chief Executive Officer

By: /s/ Margaret C. Kelsey
Margaret C. Kelsey
Vice President, General Counsel and Secretary

Date: July 20, 2012